UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4430

Dreyfus 100% U.S. Treasury Money Market Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31

Date of reporting period:	6/30/06

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus 100% U.S. Treasury Money Market Fund

SEMIANNUAL REPORT June 30, 2006

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund's Expenses
6	Comparing Your Fund's Expenses
With Those of Other Funds
7	Statement of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
15	Information About the Review
and Approval of the Fund's
Management Agreement
FOR MORE INFORMATION

Back Cover

Dreyfus 100% U.S. Treasury Money Market Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus 100% U.S. Treasury Money Market Fund, covering the six-month period from January 1, 2006, through June 30, 2006.

Although yields on money market securities continued to rise steadily, other financial markets encountered heightened volatility during the first half of 2006. In the judgment of our Chief Economist, Richard Hoey, the recent turbulence among longer-term bonds reflects shifts in interest-rate and inflation expectations, while the correction in the stock market signals an adjustment among leveraged investors toward lower risk levels as the U.S. economy moves into a more mature phase with milder rates of growth. In our view, corrections such as these generally are healthy mechanisms that help wring speculative excesses from the financial markets, potentially setting the stage for future rallies.

While a recession currently appears unlikely, a number of economic uncertainties remain as investors look toward 2007. Indicators to watch in the months ahead include the outlook for inflation in the United States and overseas, the extent of softness in the U.S. housing market, the impact of slower economic growth on consumer spending, additional changes in short-term interest rates from the Fed and other central banks, and the strength of the U.S. dollar relative to other major currencies. As always, we encourage you to discuss these and other investment-related issues with your financial advisor, who can help you prepare for the challenges and opportunities that lie ahead.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation July 17, 2006

DISCUSSION OF FUND PERFORMANCE

Bernard W. Kiernan, Jr., Senior Portfolio Manager

How did Dreyfus 100% U.S. Treasury Money Market Fund perform during the period?

During the six-month period ended June 30, 2006, the fund produced an annualized yield of 3.70% .Taking into account the effects of compounding, the fund also provided an annualized effective yield of 3.77% for the same period.1

What is the fund's investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.To pursue this goal, the fund invests only in U.S.Treasury securities.

What other factors influenced the fund's performance?

Despite 13 rate hikes since June 2004 that had driven the overnight federal funds rate to 4.25%, the U.S. economy continued to show signs of sustainable growth at the start of 2006.Yet, a change in the language of the announcement accompanying the Federal Reserve Board's (the "Fed") December rate hike had convinced some investors that the Fed might pause in its tightening campaign at its January meeting.A lower-than-expected GDP growth rate of 1.7% for the fourth quarter of 2005 and concerns related to the potential effects of the previous fall's Gulf Coast hurricanes appeared to lend credence to this view.

Expectations of a pause by the Fed soon dissipated, however, when the unemployment rate slid to 4.7%, a multi-year low. Indeed, the Fed raised the federal funds rate to 4.5% at its January meeting, heralding a change in leadership from Alan Greenspan to new Fed Chairman Ben Bernanke. Although a robust employment report for February helped to address fears of a potential economic slowdown, the U.S. Treasury yield curve continued to flatten. At times during the first quarter of 2006, the yield curve inverted, which in the past has been considered a harbinger of recession.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

By the end of March, it had become apparent the inversion of the yield curve was more likely a result of robust demand for U.S.Treasury securities from overseas investors, and not necessarily a sign of impending economic weakness.Accordingly,the Fed increased the federal funds rate to 4.75% in late March, helping to establish Mr. Bernanke's inflation-fighting credentials. It later was announced that U.S. GDP grew at a robust 5.6% annualized rate during the first quarter.

After a sustained period in which long-term rates remained surprisingly stable in the recovering economy, the U.S. Treasury securities yield curve began to steepen in April as low unemployment, strong consumer confidence and brisk retail sales more than offset reports of a slowing housing market, fuelling inflation concerns. In addition, energy prices surged to new record highs in advance of the summer driving season and amid heightened geopolitical turmoil and ongoing industrial demand in the emerging markets.

Inflation-related worries continued to mount in May, sparking sharp declines in both stocks and U.S. Treasury securities. Although it was later announced that a lower-than-expected number of jobs was created during the month, the unemployment rate fell to 4.6%, stoking additional concerns that wage inflation might accelerate. Accordingly, the Fed's rate hike in May, to 5%, was widely anticipated. The Fed's post-meeting statement left open the possibility that further rate increases might be needed to address inflation risks.

June saw a further shift in market sentiment, as investors became increasingly risk-averse due to signs of intensifying inflationary pressures and potential economic weakness. U.S. and global equity markets continued to correct sharply for much of the month, and bond yields across the yield curve moved higher as investors revised upward their inflation and interest-rate expectations. Although investors widely expected the Fed's June 29 rate hike to 5.25%, the outlook for future action became cloudier as investors alternately worried that the Fed might become too aggressive, possibly triggering a recession by choking off economic growth, or too lenient, potentially allowing inflation to take firmer root in the economy.

In this rising interest-rate environment, most money market investors continued to focus primarily on instruments with maturities of six months or less.We have maintained a similar strategy, generally keeping the fund's weighted average maturity shorter than industry averages, especially in advance of Fed meetings.

What is the fund's current strategy?

It appears to us that monetary policy is now in the neutral range, and any further changes in interest rates are likely to depend on incoming economic data, in our view. A substantial slowdown in economic growth could preclude further rate increases, but additional gains in global commodity prices or other inflationary pressures might make the Fed more inclined to tighten.Therefore, while we have maintained the fund's relatively short weighted average maturity, we are prepared to adjust our strategy when we become convinced that short-term interest rates have peaked.

July 17, 2006

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1] Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.

The Fund 5

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus 100% U.S.Treasury Money Market Fund from January 1, 2006 to June 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2006

Expenses paid per $1,000 †	$ 3.50
Ending value (after expenses)	$1,018.60

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2006

Expenses paid per $1,000 †	$ 3.51
Ending value (after expenses)	$1,021.32

† Expenses are equal to the fund's annualized expense ratio of .70%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS June 30, 2006 (Unaudited)
	Annualized
	Yield on
	Date of	Principal
U.S. Treasury Bills—99.7%	Purchase (%)	Amount ($)	Value ($)

7/13/06	4.62	11,358,000	11,340,698
7/20/06	4.70	14,255,000	14,220,016
7/27/06	4.76	148,013,000	147,507,304
8/10/06	4.70	95,000,000	94,508,639
8/17/06	4.75	1,460,000	1,451,051
8/24/06	4.76	251,700,000	249,918,265
9/7/06	4.77	4,200,000	4,162,555
9/28/06	4.75	50,000,000	49,426,444

Total Investments (cost $572,534,972)		99.7%	572,534,972
Cash and Receivables (Net)		.3%	1,697,215
Net Assets		100.0%	574,232,187

Portfolio Summary	(Unaudited) †
		Value (%)

U.S. Treasury Bills		99.7

† Based on net assets. See notes to financial statements.

The Fund 7

STATEMENT OF ASSETS AND LIABILITIES June 30, 2006 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	572,534,972	572,534,972
Cash		2,228,107
Prepaid expenses		24,415
		574,787,494

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		279,823
Payable for shares of Beneficial Interest redeemed		121,620
Accrued expenses		153,864
		555,307

Net Assets ($)		574,232,187

Composition of Net Assets ($):
Paid-in capital		574,282,234
Accumulated net realized gain (loss) on investments		(50,047)

Net Assets ($)		574,232,187

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		573,993,490
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

8

STATEMENT OF OPERATIONS Six Months Ended June 30, 2006 (Unaudited)
Investment Income ($):
Interest Income	12,746,168
Expenses:
Management fee—Note 2(a)	1,444,973
Shareholder servicing costs—Note 2(b)	440,280
Trustees' fees and expenses—Note 2(c)	54,998
Professional fees	27,450
Custodian fees	23,668
Prospectus and shareholders' reports	20,467
Registration fees	18,058
Miscellaneous	8,854
Total Expenses	2,038,748
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(4,694)
Net Expenses	2,034,054
Investment Income—Net	10,712,114

Net Realized Gain (Loss) on Investments—Note 1(b) ($)	(21,719)
Net Increase in Net Assets Resulting from Operations	10,690,395

See notes to financial statements.

The Fund 9

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2006	Year Ended
	(Unaudited)	December 31, 2005

Operations ($):
Investment income—net	10,712,114	14,097,502
Net realized gain (loss) on investments	(21,719)	7,243
Net Increase (Decrease) in Net Assets
Resulting from Operations	10,690,395	14,104,745

Dividends to Shareholders from ($):
Investment income—net	(10,763,412)	(14,046,204)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	202,444,802	405,951,499
Dividends reinvested	10,387,678	13,483,764
Cost of shares redeemed	(230,529,660)	(494,983,135)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(17,697,180)	(75,547,872)
Total Increase (Decrease) in Net Assets	(17,770,197)	(75,489,331)

Net Assets ($):
Beginning of Period	592,002,384	667,491,715
End of Period	574,232,187	592,002,384

See notes to financial statements.

10

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

[a] Annualized. See notes to financial statements.

The Fund 11

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus 100% U.S.Treasury Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company.The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor") a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The funds's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover $28,328 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2005. If not applied, $15,406 of the carryover expires in fiscal 2007, $588 expires in fiscal 2010 and $12,334 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2005, were all ordinary income. The tax character of current year distributions will be determined at the end of the current year.

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At June 30, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2006, the fund was charged $268,465 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2006, the portfolio was charged $111,878 pursuant to the transfer agency agreement.

During the period ended June 30, 2006, the fund was charged $1,926 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $237,897, chief compliance officer fees $1,926 and transfer agency per account fees $40,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund's Board of Directors held on May 24, 2006, the Board unanimously approved the continuation of the fund's Management Agreement, for a one-year term ending July 31, 2007. The Board is comprised entirely of individuals who have no affiliation with the Manager or any affiliates of the Manager.

Prior to the meeting, the Manager provided the Board members with extensive materials related to the renewal of the Management Agreement, including performance and expense information for other investment companies with similar investment objectives to the fund derived from data compiled by Lipper Inc., an independent third party ("Lipper").

During their meeting, the Board discussed the proposed continuance of the Management Agreement with senior management personnel of the Manager. At the conclusion of these discussions, the Board members and their independent counsel met in an executive session, at which no representative of the Manager was present, to continue their discussion of the continuance of the Management Agreement. In determining to continue the Management Agreement, the Board members considered all factors which they believed to be relevant.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager.The Manager's representatives reviewed the fund's distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager's representatives noted the diversity of distribution of the fund, as well as other funds in the Dreyfus fund complex, and the Manager's corresponding need for broad, deep, and diverse resources to be able to pro-

The Fund 15

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

vide ongoing shareholder services to each of the fund's distribution channels.The Board also reviewed the number of shareholder accounts in the fund, as well as the fund's asset size.

The Board members also considered the Manager's research and portfolio management capabilities. The Board members also considered that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements, and the Manager's extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund's Management Fee, Expense Ratio, and Performance. The Board members reviewed the fund's performance, management fee and expense ratio, placing significant emphasis on comparative data supplied by Lipper, including contractual and actual (net of fee waivers and expense reimbursements) management fees, operating expense components and yield and total return perfor-mance.The fund's yield and total return were compared to those of a Performance Universe, consisting of all funds with the same Lipper classification/objective, and a Performance Group, consisting of comparable funds chosen by Lipper based on guidelines previously approved by the Board. Similarly, the fund's contractual and actual management fee and operating expenses were compared to those of an Expense Universe, consisting of all funds with the same or similar Lipper classification/objective and a similar sales load structure, and an Expense Group, consisting comparable funds chosen by Lipper based on guidelines previously approved by the Board. As part of its review of expenses, the Board also considered other fund expenses, such as transfer agent fees, custody fees, any 12b-1 or non-12b-1 service fees, and other non-management fees, as well as any waivers or reimbursements of fees and expenses.

The Board reviewed the results of the Performance Group and Performance Universe comparisons for various periods ended March 31, 2006. The Board noted that the fund's total returns for the one-and two-year periods were in the fifth quintile among its Performance Group and in the fourth quintile among its Performance Universe, which was slightly below the median.The Board observed that, unlike other funds in the comparison groups, the fund is limited to investing solely in U.S.Treasury securities, which generally provide lower yields than other money market instruments in which other U.S. Treasury funds may invest.

The Board reviewed the range of management fees and expense ratios of the funds in the Expense Group and Expense Universe, and noted that the fund's actual management fee was in the fifth quintile of the Expense Group and the fourth quintile of the Expense Universe, and the fund's total expense ratio was in the fourth quintile of the Expense Group and the Expense Universe, which was slightly higher than the median.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds and/or separate accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund (the "Similar Accounts"), and explained the nature of the Similar Accounts and any differences, from the Manager's perspective, in providing services to the Similar Accounts as compared to the fund.The Manager's representatives also reviewed the costs associated with distribution through intermediaries.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the management fees paid in light of the Manager's performance, and the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts, to evaluate the appropriateness and reasonableness of the fund's management fee.

Analysis of Profitability and Economies of Scale. The Manager's representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect economies of scale for the benefit of fund shareholders.The Board noted that it appeared that the benefits of any

The Fund 17

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.The Board members also considered potential benefits to the Manager from acting as investment adviser to the fund and noted that there were no soft dollar arrangements in effect with respect to trading the fund's portfolio.

It was noted that the Board members should consider the Manager's profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund's assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and that the profitability percentage for managing the fund was reasonable given the fund's overall performance and generally superior service levels provided. The Board also noted the Manager's absorption of certain expenses of the fund over the past year and its effect on the profitability of the Manager.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund's Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the services provided by the Manager are adequate and appropriate.
  The Board was satisfied with the fund's overall performance.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative performance and expense and advisory fee information, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund's Management Agreement was in the best interests of the fund and its shareholders.

The Fund 19

NOTES

For More Information

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0071SA0606

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.
(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3) Not applicable.
(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus 100% U.S. Treasury Money Market Fund

By:	/s/Stephen E. Canter
Stephen E. Canter
President

Date:	August 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	August 24, 2006

By:	/s/James Windels
James Windels
Chief Financial Officer

Date:	August 24, 2006

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)